UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 22, 2007

                         BROOKLYN FEDERAL BANCORP, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                     000-51208                20-2659598
  --------------------------      ---------------------     -----------------
(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)


81 Court Street Brooklyn, NY                                          11201
--------------------------------------                             ----------
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code: (718) 855-8500
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
           -------------

     On May 22, 2007, Brooklyn Federal Savings Bank, the wholly owned subsidiary of Brooklyn Federal Bancorp, Inc., announced its plans to open a full-service branch office at 1174 Jericho Turnpike, Commack, New York. The branch is anticipated to open in October 2007.

     A press release issued on May 22, 2007, is attached as Exhibit 99.1.



Item 9.01. Financial Statements and Exhibits
           ---------------------------------

(a)  Financial Statements of Businesses Acquired. Not applicable.

(b)  Pro Forma Financial Information. Not applicable.

(c)  Shell Company Transactions. Notapplicable.

(d)  Exhibits.

           Exhibit No.          Description
           -----------          -----------

             99.1 Press Release dated March 22, 2007 relating to the opening of a new branch office.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  BROOKLYN FEDERAL BANCORP, INC.



DATE:  May 23, 2007                     By: /s/ Angelo J. Di Lorenzo
                                           --------------------------
                                           Angelo J. Di Lorenzo
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

                  Exhibit No.               Description
                  -----------               -----------

                   99.1                     Press release dated May 22, 2007